Exhibit 10.63

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”), is dated as of April 11, 2017 and effective as of September 29, 2016, by and between Sino Fortune Holding Corporation, a Nevada corporation (the “Company”), and Wei Zheng, an individual (the “Executive”). The Company and the Executive are referred to collectively herein as the “Parties.”

WHEREAS, the Parties entered into that certain Employment Agreement dated as of September 29, 2016 (the “Agreement”); and

WHEREAS, the Parties wish to amend the Agreement to reflect the Parties’ actual arrangement on the compensation of the Executive in accordance with Section 16 thereof.

NOW THEREFORE, in consideration of the mutual premises, covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, and legal adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.          Amendment to Section 6(a). The Parties hereby completely amend and restate Section 6(a) of the Agreement and replace such Section in its entirety with the following:

“(a).          Base Salary. The Executive’s initial base salary shall be RMB Two Hundred Eighty-Eight Thousand Yuan (RMB 288,000) per year, paid in periodic installments in accordance with the Company’s regular payroll practices, and such compensation is subject to annual review and adjustment by the Board.”

2.          No Other Amendments. Nothing in this Amendment is intended to amend any language of the Agreement other than as specifically set forth above, and the remainder of the Agreement shall be unmodified and in full force and effect.

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[Signature page immediately follows.]

IN WITNESS WHEREOF, each of the Company and the Executive has executed this First Amendment to Employment Agreement as of the date first above written.

Sino Fortune Holding Corporation

By: /s/ Bodang Liu
Name: Bodang Liu
Title: Chief Executive Officer

/s/Wei Zheng
Wei Zheng

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